UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2014

INGRAM MICRO INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12203	62-1644402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On December 10, 2014, Ingram Micro Inc. (the “Company”) consummated the issuance and sale of $500 million of its 4.950% Senior Notes due 2024 (the “Notes”) pursuant to an underwriting agreement dated December 10, 2014 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein. The Notes are registered under an effective Registration Statement on Form S-3 (Registration No. 333-183108), filed on August 7, 2012, and were issued pursuant to an indenture, dated as of August 10, 2012 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee, and an officer’s certificate, dated as of December 15, 2014 (the “Officer’s Certificate”), setting forth the terms of the Notes.

The material terms and conditions of the Notes are set forth in the Indenture, attached hereto as Exhibit 4.1 and  incorporated herein by reference, and the Officer’s Certificate (which includes the form of the Notes), attached hereto as Exhibit 4.2 and incorporated herein by reference. The Notes rank equally with all of the Company’s other existing and future unsubordinated and unsecured obligations. Claims of holders of the Notes are effectively subordinated to the claims of holders of the debt of the Company’s subsidiaries and effectively subordinated to the claims of holders of the Company’s secured debt, to the extent of the collateral securing such claims. The descriptions of the Indenture, the Officer’s Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officer’s Certificate and the Notes, respectively.

Item 9.01     Financial Statements and Exhibits

     (d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated December 10, 2014, between Ingram Micro Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II thereto

4.1
Indenture, dated as of August 10, 2012 between Ingram Micro Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 to Ingram Micro Inc.’s Current Report on Form 8-K filed on August 10, 2012)

4.2	Officer’s Certificate, dated December 15, 2014, pursuant to Section 2.02 of the Indenture

4.3	Form of Note (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

Dated: December 15, 2014	By:	/s/ Larry C. Boyd
Name: Larry C. Boyd Title: Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated December 10, 2014, between Ingram Micro Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule II thereto

4.1
Indenture, dated as of August 10, 2012 between Ingram Micro Inc. and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 to Ingram Micro Inc.’s Current Report on Form 8-K filed on August 10, 2012)

4.2	Officer’s Certificate, dated December 15, 2014, pursuant to Section 2.02 of the Indenture

4.3	Form of Note (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1)